Research and Development Costs	6 Months Ended
Jun. 30, 2024
Research and Development Costs
Research and Development Costs

16. Research and Development Costs

Research and development costs amount to €16,331,000 for the six month period ended June 30, 2024 (six month period ended June 30, 2023: € 11,969,000) and are comprised of allocated employee costs including share-based payments, the costs of materials and laboratory consumables, outsourced activities, license and intellectual property costs and other allocated costs. Research and development costs increased compared to the same period in the prior year, mainly due to the Company’s increased outsourced research and development activities in the first half of 2024 and increased full time employee equivalents (“FTE”).